American Century Investments®
Quarterly Portfolio Holdings
American Century® Mid Cap Growth Impact ETF (MID)
May 31, 2026

Mid Cap Growth Impact ETF - Schedule of Investments
MAY 31, 2026 (UNAUDITED)

	Shares	Value ($)
COMMON STOCKS — 97.6%
Aerospace and Defense — 1.1%
Axon Enterprise, Inc.(1)	2,354	1,056,287
Banks — 1.6%
NU Holdings Ltd., Class A(1)	120,347	1,580,156
Biotechnology — 7.4%
Alnylam Pharmaceuticals, Inc.(1)	10,523	3,177,735
Insmed, Inc.(1)	15,835	1,692,920
Natera, Inc.(1)	7,656	1,710,121
Viking Therapeutics, Inc.(1)	22,931	750,761
		7,331,537
Broadline Retail — 2.5%
Coupang, Inc.(1)	152,119	2,525,175
Building Products — 5.4%
Johnson Controls International PLC	40,116	5,377,951
Capital Markets — 3.5%
MSCI, Inc.	5,518	3,483,955
Commercial Services and Supplies — 2.4%
Republic Services, Inc.	11,837	2,372,608
Consumer Staples Distribution & Retail — 1.9%
Sprouts Farmers Market, Inc.(1)	23,497	1,941,322
Diversified Consumer Services — 0.9%
Bright Horizons Family Solutions, Inc.(1)	11,819	740,106
Duolingo, Inc.(1)	1,163	129,511
		869,617
Electrical Equipment — 7.6%
Hubbell, Inc.	8,071	3,822,506
Vertiv Holdings Co., Class A	11,949	3,772,419
		7,594,925
Financial Services — 2.4%
Affirm Holdings, Inc.(1)	13,616	1,002,818
Toast, Inc., Class A(1)	53,391	1,389,768
		2,392,586
Health Care Equipment and Supplies — 3.6%
Dexcom, Inc.(1)	15,853	1,169,000
IDEXX Laboratories, Inc.(1)	4,290	2,417,544
		3,586,544
Hotels, Restaurants and Leisure — 3.6%
Chipotle Mexican Grill, Inc.(1)	113,810	3,625,987
Independent Power and Renewable Electricity Producers — 4.1%
Vistra Corp.	25,624	4,105,734
IT Services — 14.3%
Cloudflare, Inc., Class A(1)	29,883	7,226,307
Okta, Inc.(1)	56,565	6,972,768
		14,199,075
Life Sciences Tools and Services — 1.5%
Bio-Techne Corp.	19,922	1,029,569
West Pharmaceutical Services, Inc.	1,430	461,618
		1,491,187
Metals and Mining — 2.9%
Capstone Copper Corp.(1)	262,326	2,856,064

Oil, Gas and Consumable Fuels — 7.1%
Cameco Corp.	22,781	2,567,419
Targa Resources Corp.	17,597	4,488,467
		7,055,886
Pharmaceuticals — 0.7%
Structure Therapeutics, Inc., ADR(1)	17,825	701,236
Semiconductors and Semiconductor Equipment — 8.2%
Monolithic Power Systems, Inc.	5,212	8,163,087
Software — 4.8%
Cadence Design Systems, Inc.(1)	12,790	4,795,355
Specialty Retail — 2.5%
Carvana Co.(1)	26,584	1,940,632
Tractor Supply Co.	17,295	545,311
		2,485,943
Textiles, Apparel and Luxury Goods — 2.9%
On Holding AG, Class A(1)	70,309	2,870,013
Trading Companies and Distributors — 4.7%
WESCO International, Inc.	12,891	4,655,842
TOTAL COMMON STOCKS (Cost $77,596,151)		97,118,072
SHORT-TERM INVESTMENTS — 2.9%
Money Market Funds — 2.9%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost $2,888,551)	2,888,551	2,888,551
TOTAL INVESTMENT SECURITIES — 100.5% (Cost $80,484,702)		100,006,623
OTHER ASSETS AND LIABILITIES — (0.5)%		(500,829)
TOTAL NET ASSETS — 100.0%		$99,505,794

NOTES TO SCHEDULE OF INVESTMENTS
ADR	–	American Depositary Receipt
(1)Non-income producing.

SUPPLEMENTARY NOTES TO SCHEDULE OF INVESTMENTS

1. Investment Valuations

The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The value of investments of the fund is determined by American Century Investment Management, Inc. (ACIM) (the investment advisor), as the valuation designee, pursuant to its valuation policies and procedures. The Board of Trustees oversees the valuation designee and reviews its valuation policies and procedures at least annually.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price.

Open-end management investment companies are valued at the reported NAV per share.

If the valuation designee determines that the market price for a portfolio security is not readily available or is believed by the valuation designee to be unreliable, such security is valued at fair value as determined in good faith by the valuation designee, in accordance with its policies and procedures. Circumstances that may cause a fund to determine that market quotations are not available or reliable include, but are not limited to: when there is a significant event subsequent to the market quotation; trading in a security has been halted during the trading day; or trading in a security is insufficient or did not take place due to a closure or holiday.

The valuation designee monitors for significant events occurring after the close of an investment’s primary exchange but before the NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; regulatory news, governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The valuation designee also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that it deems appropriate. The valuation designee may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

2. Fair Value Measurements

The fund's investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund's portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$94,262,008	$2,856,064	—
Short-Term Investments	2,888,551	—	—
	$97,150,559	$2,856,064	—
This schedule of investments provides information about the fund’s portfolio holdings as of the date on the schedule. It is unaudited, and American Century Investments assumes no obligation to update or supplement the schedule to reflect subsequent changes. More information is available in the fund’s most recent annual or semiannual financial statements.